UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 14, 2010
(Date of earliest event reported)

VITACOST.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34468 (Commission File No.)	37-1333024 (IRS Employer Identification No.)

5400 Broken Sound Blvd. NW – Suite 500
Boca Raton, Florida 33487-3521
(Address of Principal Executive Offices)

(561) 982-4180
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As discussed in Item 8.01 below, Eran Ezra, David N. Ilfeld, M.D., Allen S. Josephs, M.D. and Robert G. Trapp, M.D. will not be nominated  for reelection to the Board of Directors of Vitacost.com, Inc. (the “Company”).

Item 7.01  Regulation FD Disclosure

The Company is furnishing this Item 7.01 to Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a PowerPoint presentation to be given at meetings with investors.  The presentation, the complete text of which is incorporated in this Item 7.01 by reference, is furnished as Exhibit 99.2 to this Current Report on Form 8-K.  This information may be amended or updated at any time and from time to time through another Form 8-K, a later Company filing, or other means.

     The information in this Item 7.01 to Current Report on Form 8-K (including Exhibit 99.2) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Item 7.01 to Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

     The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

     The text included with this Item 7.01 to Current Report on Form 8-K is available on the Company’s website located at www.vitacost.com, although the Company reserves the right to discontinue that availability at any time.

Item 8.01    Other Events

On June 14, 2010, the Company issued a press release announcing that its Annual Meeting of Stockholders will be held on Thursday, August 26, 2010.  The company also announced that its Board of Directors has nominated the following slate of directors for submission to the Company’s stockholders for election at the annual meeting: Barbara R. Allen, Sheryle Bolton, Alan V. Gallantar, Stewart L. Gitler, Ira P. Kerker, Edwin J. Kozlowski, and Lawrence A. Pabst, M.D.

The press release, the complete text of which is incorporated in this Item 8.01 by reference, is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01   Financial Statements and Exhibits

 (d)           Exhibits

99.1           Press Release, dated June 14, 2010.

99.2           Investor Presentation, dated June 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:                      June 14, 2010

VITACOST.COM, INC.

By:	/s/ Richard P. Smith
Name:	Richard P. Smith
Title:	Chief Financial Officer